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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)
One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

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                          Sierra Pacific Power Company
               (Exact name of obligor as specified in its charter)

Delaware                                                  88-0044418
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)



Sierra Pacific Power Company
P.O. Box 10100
6100 Neil Blvd.
Reno, NV                                                   89520
(Address of principal executive offices)                  (Zip code)

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           8% General and Refunding Mortgage Bonds Series A due 6/1/08
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                   Name                                     Address
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        Superintendent of Banks of the           2 Rector Street, New York, N.Y.
        State of New York                        10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                                 N.Y.  10045

        Federal Deposit Insurance Corporation    Washington, D.C.  20429

        New York Clearing House Association      New York, New York   10005

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of December, 2001.


                                         THE BANK OF NEW YORK


                                         By: /s/ STACEY B. POINDEXTER
                                            ------------------------------------
                                            Name:   STACEY B. POINDEXTER
                                            Title:  ASSISTANT TREASURER

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             in Thousands
------                                                            --------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin..........................................  $ 3,238,092
  Interest-bearing balances........................................    5,255,952
Securities:
  Held-to-maturity securities......................................      127,193
  Available-for-sale securities....................................   12,143,488
Federal funds sold and Securities
    purchased under agreements to resell...........................      281,677
Loans and lease financing
  receivables:
Loans and leases held for sale.....................................          786
  Loans and leases, net of unearned
    Income.............................................  48,206,726
  LESS: Allowance for loan and
    lease losses.......................................     607,115
  Loans and leases, net of unearned
    income and allowance...........................................   45,599,611
Trading Assets.....................................................    9,074,924
Premises and fixed assets (including
  capitalized leases)..............................................      783,165
Other real estate owned............................................          935
Investments in unconsolidated subsid-
  iaries and associated companies..................................      200,944
Customers' liability to this bank on
  acceptances outstanding..........................................      311,521
Intangible assets
  Goodwill.........................................................    1,546,125
  Other intangible assets..........................................        8,497
Other assets.......................................................    8,761,129
                                                                     -----------
Total assets.......................................................  $87,334,039
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                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
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Deposits:
  In domestic offices..............................................  $28,254,986
  Noninterest-bearing.................................   10,843,829
  Interest-bearing ...................................   17,411,157
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs.................................   31,999,406
  Noninterest-bearing.................................    1,006,193
  Interest-bearing....................................   30,993,213
Federal funds purchased and securities
  sold under agreements to repurchase .............................    6,004,678
Trading liabilities................................................    2,286,940
Other borrowed money:
  (includes mortgage indebtedness and
   obligations under capitalized leases............................    1,845,865
Bank's liability on acceptances
  executed and outstanding.........................................      440,362
Subordinated notes and debentures..................................    2,196,000
Other liabilities..................................................    7,607,267
                                                                     -----------
Total liabilities..................................................   80,635,504
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EQUITY CAPITAL
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Common stock.......................................................    1,135,284
Surplus............................................................    1,050,729
Retained earnings..................................................    4,436,230
Accumulated other comprehensive income.............................       76,292
Other equity capital components....................................            0
Total equity capital...............................................    6,698,535
                                                                     -----------
Total liabilities and equity capital...............................  $87,334,039
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                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Thomas J. Mastro
                                           Senior Vice President and Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         Thomas A. Renyi   )
         Alan R. Griffith  )        Directors
         Gerald L. Hassell )